UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2022

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida (Address of principal executive offices)	32114 (Zip Code)

Registrant’s telephone number, including area code: (386) 274-2202

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

.01

Title of each class:	Trading Symbols	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2022, the compensation committee of the board of directors (the “Compensation Committee”) of CTO Realty Growth, Inc. (the “Company”) approved changes to the compensation of, and a one-time restricted share award to, certain executive officers in order to incentivize and retain them, as well as amendments to the Company’s outstanding restricted share award agreements (the “RSA Agreements”) and performance share award agreements (the “PSA Agreements”) entered into pursuant to grants under the Company’s Third Amended and Restated 2010 Equity Incentive Plan (the “2010 Plan”).

Base Salary and Bonus Target Increase

The Compensation Committee approved, effective July 1, 2022: an increase to the base salary of Steven R. Greathouse, the Company’s Senior Vice President and Chief Investment Officer, from $367,500 to $400,000 and an increase in Mr. Greathouse’s “individual target opportunity” (as defined in the Company’s 2017 Executive Annual Cash Incentive Plan (the “Annual Incentive Plan”)) for 2022 under the Annual Incentive Plan from 50% of base salary to 75% of base salary and “threshold” and “maximum” opportunity for 2022 of 37.5% and 112.5% of base salary, respectively; an increase to the base salary of Matthew M. Partridge, the Company’s Senior Vice President, Chief Financial Officer and Treasurer, from $367,500 to $400,000 and an increase in Mr. Partridge’s individual target opportunity for 2022 under the Annual Incentive Plan from 50% of base salary to 75% of base salary and “threshold” and “maximum” opportunity for 2022 of 37.5% and 112.5% of base salary, respectively; and an increase to the base salary of Daniel E. Smith, the Company’s Senior Vice President, General Counsel and Corporate Secretary, from $259,875 to $282,857 and an increase in Mr. Smith’s individual target opportunity for 2022 under the Annual Incentive Plan from 50% of base salary to 75% of base salary and “threshold” and “maximum” opportunity for 2022 of 37.5% and 112.5% of base salary, respectively.

Restricted Share Awards

Effective as of July 1, 2022 the Company entered into a restricted share award agreement with each of Messrs. Greathouse, Partridge and Smith (the “July 2022 Agreements”), pursuant to which Messrs. Greathouse, Partridge and Smith were awarded 21,000, 21,000 and 9,000 shares of restricted Company common stock (the “Awarded Shares”), respectively, under the 2010 Plan. The number of Awarded Shares takes into consideration and reflects the Company’s 3-for-1 stock split, which was effected in the form of a stock dividend that was paid on June 30, 2022 to stockholders of record at the close of business on June 27, 2022. Under the July 2022 Agreements, the Awarded Shares for each grantee vest and become non-forfeitable on July 1, 2025, or upon (i) the termination of such grantee’s employment by the Company or one of its subsidiaries without “cause” (as defined in the July 2022 Agreements) or (ii) such grantee voluntarily terminating employment for “good reason” (as defined in the July 2022 Agreements). The foregoing description is qualified by reference to the full text of the July 2022 Agreements, the form of which is filed as Exhibit 10.1 attached hereto, and incorporated herein by reference.

Amendments to RSA Agreements and PSA Agreements

The Compensation Committee also approved the omnibus amendment to the RSA Agreements (the “RSA Amendment”) and the omnibus amendment to the PSA Agreements (the “PSA Amendment”). The RSA Amendment amends each RSA Agreement to provide that the restrictions on all of the shares awarded pursuant to such RSA Agreement expire, and such shares become transferable and nonforfeitable, upon (i) the termination of such grantee’s employment by the Company or one of its subsidiaries without “cause” (as defined in the RSA Amendment) or (ii) such grantee voluntarily terminating employment for “good reason” (as defined in the RSA Amendment). The foregoing description is qualified by reference to the full text of the RSA Amendment filed as Exhibit 10.2 attached hereto, and incorporated herein by reference.

The PSA Amendment amends each PSA Agreement to provide that if (i) the grantee’s employment by the Company or one of its subsidiaries is terminated without “cause” (as defined in the PSA Amendment) or (ii) such grantee voluntarily terminates employment for “good reason” (as defined in the PSA Amendment) (a “Qualifying Termination”), then the grantee’s right and interest in the shares awarded pursuant to such PSA Agreement that have not yet vested shall vest as follows: the percentage of shares that vest under the applicable PSA Agreement shall be the greater of (a) the percentage of shares awarded under such PSA Agreement that would vest based on the total shareholder return achieved by the Company as if the applicable performance period had ended on the date of the Qualifying Termination (as determined by the Compensation Committee), multiplied by a fraction, the denominator of which is the total number of days in the applicable performance period and the numerator of which is the number of days from the beginning of the applicable performance period to the date of the Qualifying Termination); or (b) 100% of the shares awarded under such PSA Agreement. The foregoing description is qualified by reference to the full text of the PSA Amendment filed as Exhibit 10.3 attached hereto, and incorporated herein by reference.

The RSA Amendment and PSA Amendment amend 2020, 2021 and 2022 RSA Agreements and PSA Agreements with John P. Albright, the Company’s President & Chief Executive Officer, Mr. Greathouse and Mr. Smith for their 2019, 2020, and 2021 performance; a 2020 RSA Agreement and PSA Agreement with Mr. Partridge in connection with the commencement of his employment on October 1, 2020; and 2021 and 2022 RSA Agreements and PSA Agreements with Mr. Partridge for his 2020 and 2021 performance.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Restricted Share Award Agreement, dated as of July 1, 2022, by and between CTO Realty Growth, Inc. and the grantee thereof
10.2 Omnibus Amendment to Restricted Share Award Agreements, dated as of July 1, 2022
10.3 Omnibus Amendment to Performance Share Award Agreements, dated as of July 1, 2022
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2022

CTO Realty Growth, Inc.

By: /s/ Matthew M. Partridge

Senior Vice President, Chief Financial Officer and Treasurer

(Principal Financial Officer)